APACHE BROMIDE SAND UNIT

CONVEYANCE, ASSIGNMENT AND BILL OF SALE

STATE OF OKLAHOMA

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COUNTY OF CADDO

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This Conveyance, Assignment and Bill of Sale (“Assignment”), dated effective as of 7:00 a.m., Central Standard time, on August 1, 2007 (the “Effective Time”), is from Merit Management Partners I, L.P. (fka Merit Partners, L.P.), Merit Management Partners II, L.P. (fka Merit Partners II, L.P.), Merit Energy Partners III, L.P., Merit Energy Partners V, L.P., Merit Energy Partners VI, L.P., Merit Energy Partners VIII, L.P., Merit Energy Partners IX, L.P., Merit Energy Partners C-I, L.P., Merit Energy Partners C-II, L.P., Merit Energy Partners D-I, L.P., Merit Energy Partners D-II, L.P., Merit Energy Partners D-III, L.P., Merit Energy Partners E-O, L.P., Merit Energy Partners D-II, L.P., and Merit Energy Partners E-III, L.P. (collectively, “Assignor”), whose address is 13727 Noel Road, Suite 500, Dallas, Texas 75240, to BASS PETROLEUM, INC., (“Assignee”), whose address is P O Box 200685, Austin, TX  78720.

PART I

GRANTING AND HABENDUM CLAUSE

For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which Assignor hereby acknowledges, Assignor has transferred, bargained, conveyed, and assigned, and does hereby transfer, bargain, convey and assign to Assignee, effective for all purposes as of the Effective Time and subject to the reservation of rights set forth in (a) below, all of the right, title and interest of Assignor in and to the following properties and assets (such properties and assets being hereinafter called the (“Assets”):

(a)

The oil, gas and mineral leases and other real property and mineral interests described on Exhibit A, including, without limitation, any royalty, overriding royalty, net profits interests of similar interests owned by assignor and burdening the leasehold estates of lands described on Exhibit A, INSOFAR AND ONLY INSOFAR as such leases cover the oil, gas and other minerals in and under the production unit described on Exhibit B (such rights, as limited, being referred to hereinafter as the “Leasehold Interests”);

(b)

To the extent same are specifically attributable or allocable to the Leasehold Interests, (i) all wells, equipment and facilities (excluding vehicles, furniture, office supplies and equipment, telecommunications equipment and facilities, telephones, telephone systems and related equipment and licenses, computers, tools and other similar personal property) that, as of the date hereof, are located on and used solely and directly in connection with the production or treatment of oil and gas from the Leasehold Interests (the “Equipment”), (ii) all oil and gas and other hydrocarbon volumes produced on or after the Effective Time, (iii) to the extent same are assignable or transferable by Assignor without restriction under applicable laws or third-party agreements (without the payment of any funds or other consideration), all orders, contracts, agreements and other instruments (other than instruments subject or

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relating to attorney/client privilege, and production sales agreements with any subsidiaries, affiliates or divisions of Assignor, which will be terminated effective as of the date hereof), (iv) to the extent same are assignable or transferable by Assignor under applicable law or third-party agreements (without the payment of any funds or other consideration), all easements, authorizations, permits and similar rights and interests, and (v) all other rights, privileges, benefits, powers and obligations conferred or imposed upon the owner and holder of the Leasehold Interests; and

(c)

To the extent same are specifically attributable or allocable to the Leasehold Interests, originals, to the extent available, or copies of the following records: (i) lease and land records, (ii) development geological records, (iii) operations, productions and engineering records, (iv) facility and well records, and (v) to the extent requested by Assignee and to the extent Assignor is reasonably capable of providing same, certain database information, in each case excluding any exploration geological records, any interpretive or forecast data, any documents subject or relating to attorney/ client privilege and any such records or data that are not assignable pursuant to the terms of applicable law or third-party agreements (without the payment of any funds or other consideration) (collectively, the “Records”).

TO HAVE AND TO HOLD, subject to the terms, exceptions and other provisions herein stated, the assets unto Assignee, its successors and assigns, forever.

PART II

MISCELLANEOUS

2.1

(a)

Disclaimer of Warranty; Subrogation. Assignor represents and warrants (i) that since acquiring the Assets it has not conveyed or assigned any portion of the Assets, (ii) that the Assets are free and clear of any liens and encumbrances created by, through or under Assignor but not otherwise, and (iii) to Assignor’s actual knowledge, there are no pending or threatened lawsuits or claims which would affect Assignor’s ownership of the Assets.  EXCEPT AS EXPRESSLY SET FORTH ABOVE, THE ASSIGNMENTS AND CONVEYANCES MADE BY THIS ASSIGNMENT ARE MADE WITHOUT WARRANTY OF TITLES, EXPRESS, IMPLIED, OR STATUTORY, AND WITHOUT RECOURSE, EVEN AS TO THE RETURN OF THE PURCHASE PRICE OR OTHER CONSIDERATION, BUT WITH FULL SUBSTITUTION AND SUBROGATION OF ASSIGNEE, AND ALL PERSONS CLAIMING BY, THROUGH AND UNDER ASSIGNEE, TO THE EXTENT ASSIGNABLE, IN AND TO ALL CONVEYANTS AND WARRANTIES OF ASSIGNOR’S PREDECESSORS IN TITLE AND WITH FULL SUBROGATION OF ALL RIGHTS ACCRUING UNDER THAT APPLICABLE STATUTES OF LIMITATIONS OR PRESCRIPTION UNDER THE LAWS OF THE STATE WHERE THE ASSETS ARE LOCATED AND ALL RIGHTS OF ACTIONS OF WARRANTY AGAINST ALL FORMER OWNERS OF THE ASSETS.  ANY COVENANTS OR WARRANTIES IMPLIED BY STATUTE OR LAW BY THE USE OF THE WORDS “TRANSFER”, “CONVEY”, “BARGAIN” OR “ASSIGN” OR OTHER SIMILAR WORDS USED IN THIS ASSIGNMENT ARE HEREBY EXPRESSLY DISCLAIMED, WAIVED AND NEGATED.

2.2

Further Disclaimers.  Assignor and Assignee agree that, to the extent required by applicable law to be operative, the disclaimers of certain warranties contained in this paragraph are “conspicuous” disclaimers for the purposes of any applicable law, rule or order.  The Assets are

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assigned to Assignee without recourse (even as to the return of the purchase price or other consideration), covenant or warranty of any kind, express, implied or statutory.  WIHTOUT LIMITING THE EXPRESS PROVISIONS HEREOR, ASSIGNEE SPECIFICALLY AGREES THAT ASSIGNOR IS CONVEYING THE EQUIPMENT ON AN “AS IS, WHERE IS, WITH ALL FAUTLS” BASIS AND WITHOUT REPRESENTATION OR WARRANTY, EITHER EXPRESS, IMPLIED AT COMMON LAW, BY STATUTE OR OTHERWISE OR STATUTORY, ALL OF WHICH ASSIGNOR HEREBY DISCLAIMS),  RELATING TO (i) TITLE, (ii) TRANSFERABILITY, (iii) FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, DESIGN OR QUALITY, (iv) COMPLIANCE WITH SPECIFICATIONS OR CONDITIONS REGARDING OPERATION, (v) FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, (vi) ABSENCE OF LATENT DEFECTS, OR (vii) ANY OTHER MATTER WHATSOEVER.  THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY ASSIGNEE AND ASSIGNOR AFTER DUE CONSIDERATION AND ARE INTEDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES OF ASSIGNOR, EITHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE EQUIPMENT THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT OR OTHERSWISE, EXCEPT AS EXPRESSLY SET FORTH HEREIN.

2.3

Assumptions and Indemnity.

(a)

Assignee has caused the Assets to be inspected for environmental matters and is familiar with the condition thereof and hereby agrees to indemnify and hold harmless Assignor, Assignor’s affiliates and Assignor’s predecessors in title from any and all liabilities or damages resulting from environmental causes, including, but not limited to, cleanup and restoration, without regard to whether such claims, demands or causes of action relate to or arise before or after the Effective Time, and also expressly including, but not limited to, any and all claims from governmental entities or others for remedial action, cleanup, response costs, or the like due to existence or naturally occurring radioactive material (“NORM”) associated with the interests conveyed herein, notwithstanding that such contamination may have occurred prior to the Effective Time. Assignee acknowledges that it has been informed that oil and gas producing formations can contain NORM. Formation of scale or deposits of sludge can concentrate low levels of NORM on equipment. Any equipment conveyed herein may possibly have exposure levels for NORM about background levels and a moderate health hazard may exist in connection with this equipment.  Assignor has advised Assignee to determine if such hazard exists and to follow safety procedures when handling this equipment sufficient to satisfy applicable state or federal requirements.  In addition to the indemnity set forth above and not in lieu thereof, Assignee agrees to indemnify and hold Assignor harmless from and against any and all costs, expenses, claims, demands and causes of action of every kind and character arising out of, incident to, or in connection with the use, occupancy, operation or abandonment of the Leasehold Interests, or the maintenance, use, handling or resale of the equipment that arises after the Effective Time.  If it becomes necessary to plug and abandon any well(s) covered under this Assignment, Assignee, at Assignee’s sole risk and expense, will plug and abandon said well(s) in accordance with all local, state and federal laws, rules and regulations and will restore the premises pursuant to the terms and provisions contained in the leases described on Exhibit A attached hereto.

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(b)

Assignor hereby agrees to indemnify and hold Assignee harmless from and against any and all costs, expenses, claims, demands and causes of action of every kind and character arising out of, incident to, or in connection with use, occupancy or operation of the Leasehold Interests, that arises before the Effective Time.  Notwithstanding anything to the contrary set forth in the preceding sentence, there is expressly excluded from such indemnity all matters with respect to which Assignee has indemnified Assignor pursuant to the previous paragraph.

(c)

THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE ACTIVE, PASSIVE, COMPARATIVE, OR CONCURRENT NGLIGENCE, STRICT LIABILITY OR OTHER FAULT OF THE PARTIES HERETO.

2.4

The Auctionhouse Agreements. This Assignment is made in connection with certain agreements by and between Energy Net and Assignor and by and between Energy Net and Assignee (collectively, “the Auctionhouse Agreements”).  In the event of a conflict between the terms of this Assignment and the Auctionhouse Agreements, the terms of the Assignment shall govern and control.

2.5

Further Assurances.  The parties agree to take all such further actions and execute, acknowledge and deliver all such further documents that are necessary or useful in carrying out the purposes of this Assignment.  So long as authorized by applicable law so to do, Assignor agrees to execute, acknowledge and deliver to Assignee all such other additional instruments, notices, division orders, transfer orders and other documents and to do all such other and further acts and things as may be necessary to more fully and effectively convey and assign to Assignee the Assets conveyed hereby or intended so to be conveyed.

Notwithstanding the foregoing, if immediately prior to the Notice Period any of the Assets are operated by a party other than Assignor or Merit Energy Company (an “OBO Property”), during the Notice Period Assignee shall have the sole responsibility to obtain from the operator of each OBO Property an agreement (in form and substance reasonably satisfactory to Assignor) novating Assignee in place of Assignor as a party to all joint operating agreements and other agreements and releasing Assignor for all liabilities accruing after the Effective Date (an “OBO Novation”), which agreement may be contingent upon Closing.  In the even that all applicable OBO Novations are not obtained prior to the end of the Notice Period, Assignor shall have the option of refunding the purchase price for the Assets to Assignee in return for a reassignment of the Assets with revenues and expenses being adjusted to the Effective Time of this Assignment.

2.6

Successors and Assigns. This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

2.7

Governing Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of Wyoming, without regard to any conflicts of law rule that would direct application of the laws of another jurisdiction, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the Assets are located, shall apply.

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2.8

Exhibits. All exhibits attached hereto are hereby made a part hereof and incorporated herein by this reference.  References in such exhibits to instruments on file in the public records are made for all purposes.  Unless provided otherwise, all recording references in such exhibits are to the appropriate records of the counties in which the Assets are located.

2.9

Captions. The captions in this Assignment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Assignment.

2.10

Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

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EXECUTED as of the dates of the acknowledgments below, to be effective for all purposes as of the Effective Time.

ASSIGNOR:

MERIT MANAGEMENT PARTNERS I, L.P.

MERIT ENERGY PARTNERS V, L.P.

MERIT MANAGEMENT PARTNERS II, L.P.

MERIT ENERGY PARTNERS VI, L.P.

MERIT ENERGY PARTNERS III, L.P.

MERIT ENERGY PARTNERS VIII, L.P.

By: MERIT ENERGY COMPANY,

MERIT ENERGY PARTNERS IX, L.P.

General Partner

MERIT ENERGY PARTNERS X, L.P.

MERIT ENERGY PARTNERS A, L.P.

MERIT ENERGY PARTNERS B, L.P.

By:  _/s/ Jay Prudhomme

MERIT ENERGY PARTNERS C-I, L.P.

Name: Jay Prudhomme

MERIT ENERGY PARTNERS C-II, L.P.

Title: VP; Division General Manager

MERIT ENERGY PARTNERS D-III, L.P.

MERIT ENERGY PARTNERS D-III, L.P.

MERIT ENERGY PARTNERS D-III, L.P.

By: MERIT MANAGEMENT PARTNERS I,

L.P., General Partner

By: MERIT ENERGY COMPANY,

General Partner

By:  /s/ Jay Prudhomme__________________

Name: Jay Prudhomme

Title: VP; Division General Manager

MERIT ENERGY PARTNERS E-I, L.P.

MERIT ENERGY PARTNERS E-II, L.P.

MERIT ENERGY PARTNERS E-III, L.P.

By: MERIT MANAGEMENT PARTNERS II, L.P.,

General Partner

By: MERIT ENERGY COMPANY,

General Partner

By:  /s/ Jay Prudhomme_____________________

Name: Jay Prudhomme

Title: VP; Division General Manager

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ASSIGNEE:

BASS PETROLEUM, INC.

By:  /s/ Ray D. Reaves______________

Name: Ray D. Reaves

Title: President

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APACHE BROMIDE SAND UNIT

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EXHIBIT A

Lease Number	Lessor	Lessee	Lease Date	County, State	Legal Description	Notes
OK-000012254	BIA I 51 IND 25097	Carl J. O’Hornett	1/11/1938	Caddo, OK	Section: 34 Township: 6N Range: 12W QQ/Lot: SE, 160 Acres	Limited from Surface to Base of the Deese
OK-000012253	BIA I 51 IND 25095	Carl J. O’Hornett	1/12/1938	Caddo, OK	Section: 2 Township: 5N Range: 12W QQ/Lot: W2SW, 80 Acres	Limited from Surface to Base of the Deese

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EXHIBIT B

Name

Net Revenue Interest

Expense Interest

Apache Bromide Sand Unit

.2207760

.2523150

Caddo County, Oklahoma

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